UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	February 9, 2011
(Date of earliest event reported)

First Ottawa Bancshares, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-30495	36-4331185
(Commission File Number)	(IRS Employer Identification No.)

701 LaSalle Street, Ottawa, Illinois	61350
(Address of Principal Executive Offices)	(Zip Code)

(815) 434-0044
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 9, 2011, the Company’s Board of Directors adopted resolutions approving an amendment to Section 3.1 of the Company’s By-laws, which became effectively immediately.  The amendment clarifies that the mandatory retirement age set forth in Section 3.1 of the By-laws is applicable to all directors, except for those incumbent directors elected prior to December 31, 1987.

The foregoing summary of the amendment to the Company’s By-laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-laws, as amended, filed as Exhibit 3.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	By-laws of First Ottawa Bancshares, Inc. (as amended February 9, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST OTTAWA BANCSHARES, INC.

Dated: February 11, 2011	By:	/s/ Joachim J. Brown
	Name:	Joachim J. Brown
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	By-laws of First Ottawa Bancshares, Inc. (as amended February 9, 2011)